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                              Janus Adviser Series

                       Janus Adviser Global Research Fund

                                 Class A Shares
                                 Class C Shares
                                 Class I Shares
                                 Class S Shares

                         Supplement dated April 22, 2009
                       to Currently Effective Prospectuses

The Board of Trustees (the "Trustees") of Janus Adviser Series (the "Trust") has approved a plan to liquidate and terminate Janus Adviser Global Research Fund (the "Fund") effective on or about July 2, 2009 ("Liquidation Date") or at such other time as may be authorized by the Trustees.

Effective May 1, 2009, the Fund will no longer accept investments by new or existing shareholders. The Fund may be required to make a distribution of any income and/or capital gains of the Fund in connection with its liquidation.

Shareholders of the Fund may redeem or exchange their Fund shares at any time prior to the Liquidation Date. Any applicable contingent deferred sales charges (CDSCs) or redemption fees will be waived for redemptions or exchanges. Prior to the Liquidation Date, shareholders may exchange shares of the Fund for shares of the same class of any other fund in the Trust offered through their financial intermediary or qualified plan and not be subject to any applicable initial sales charges of such fund. If a shareholder has not redeemed their shares as of the Liquidation Date, the shareholder's account will be automatically redeemed and proceeds will be sent to the shareholder of record.

Shareholders should be aware that other Janus funds in the Trust are participating in a reorganization with and into the Janus Investment Fund trust anticipated on or about July 6, 2009. So, if a shareholder exchanges shares for shares of another Janus fund in the Trust, the shareholder will also be participating in that reorganization and may receive a distribution of ordinary income or capital gains from that fund.

To prepare for the closing and liquidation of the Fund, the Fund's investment personnel may need to increase the portion of the Fund's assets held in cash and similar instruments in order to pay for Fund expenses and meet redemption requests. As a result, the Fund may deviate from its stated investment strategies and policies and may not meet its investment objective.

The liquidation of shares held by a shareholder will generally be considered a taxable event. A shareholder should consult their personal tax adviser concerning their particular tax situation.

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A shareholder may obtain additional information by calling their plan sponsor, broker-dealer, or financial institution, or by contacting a Janus representative at 1-800-525-0020.

Effective as of the Liquidation Date, all references to the Fund within the Prospectus are hereby deleted.

                Please retain this Supplement with your records.